UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn: Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

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LIBERTY ALL-STAR® EQUITY FUND

(“Equity Fund”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2012

To the Shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders of the Equity Fund will be held at One Financial Center, 15th Floor, Boston, Massachusetts, on May 14, 2012 at 9:00 a.m. Eastern time. The purpose of the 2012 Annual Meeting is to consider and act upon the following matters:

1.	To elect two Trustees of the Equity Fund;

2.	To transact such other business as may properly come before the 2012 Annual Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on February 14, 2012 as the record date for the determination of the shareholders of Equity Fund entitled to notice of, and to vote at, the 2012 Annual Meeting and any adjournments thereof.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

By order of the Board of Trustees of the Equity Fund

William R. Parmentier, Jr.

President

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2012 Annual Meeting. We urge you, whether or not you expect to attend the 2012 Annual Meetings in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call 1-800-241-1850.

Important Notice Regarding Internet Availability of Proxy Materials for the 2012 Annual Meeting to be held on May 14, 2012. An electronic copy of this proxy statement and the annual report are available at www.all-starfunds.com.

February 14, 2012

LIBERTY ALL-STAR® EQUITY FUND

(“Equity Fund” or the “Fund”)

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 14, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Fund (the “Board”) to be used at the 2012 Annual Meeting of Shareholders of the Fund to be held at One Financial Center, 15th Floor, Boston, Massachusetts, at 9:00 a.m. Eastern time, and at any adjournments thereof (such meetings and any adjournments being referred to as the “Meeting”). Shareholders of record on February 14, 2012 are eligible to vote at the Meeting.

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing on or about February 24, 2012 of the Notice of Annual Meeting of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Fund and officers, employees and agents of the Fund’s investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the election of two Trustees to the Board.

PROPOSAL 1: ELECTION OF TRUSTEES

Introduction

The Board provides broad supervision over the affairs of the Equity Fund. AAI is responsible for the investment management of the Fund’s assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to the Fund. The officers of the Fund are responsible for its operations.

The Fund’s Board of Trustees is divided into three classes, each of which has a three year term. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Fund represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of each of John A. Benning and Edmund J. Burke to hold office until final adjournment of the Annual Meeting of Shareholders of the Fund for 2015 (or special meeting in lieu thereof).

If elected, each of the above-named Trustees has consented to serve as Trustee following the Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Board may recommend (unless authority to vote for the election of Trustees, as the case may be, has been withheld).

The Board of Equity Fund

The Equity Fund is governed by its Board. The Board is responsible for and oversees the overall management and operations of the Equity Fund, which includes the general oversight and review of the Equity Fund’s investment activities, in accordance with federal law and the law of the State of Massachusetts as well as the Equity Fund’s stated policies. The Board oversees the Equity Fund’s officers and service providers, including AAI, which is responsible for the management of the Equity Fund’s day-to-day operations based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including AAI’s investment personnel and the Equity Fund’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Equity Fund’s independent registered public accounting firm (“Auditors”) (who report directly to the Equity Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

The Board’s Risk Oversight Responsibilities

Consistent with its responsibility for oversight of the Equity Fund, the Board oversees the management of risks relating to the administration and operation of the Equity Fund. AAI, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Equity Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Equity Fund. The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee and through the board members who are not “interested persons” of the Equity Fund (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Equity Fund.

In general, the Fund’s risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Equity Fund. In addition, under the general oversight of the Board, AAI and other service providers to the Equity Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Equity Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Fund Manager, oversees and regularly monitors the investments, operations and compliance of the Equity Fund’s investment sub-advisors (referred to herein as “Portfolio Managers”).

The Board also oversees risk management of the Equity Fund through review of regular reports, presentations and other information from officers of the Equity Fund and other persons. Senior officers of the Equity Fund, senior officers of AAI, and the Equity Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from AAI with respect to the investments and securities trading activities of the Equity Fund, as well as the premium or discount to net asset value at which the Equity Fund’s shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Board receives reports regarding other service providers to the Equity Fund, either directly or through AAI or the Equity Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Equity Fund’s CCO regarding the effectiveness of the Equity Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from AAI in connection with the Board’s consideration of the renewal of the Fund’s agreements with AAI and the Portfolio Managers.

Senior officers of the Equity Fund and senior officers of AAI also report regularly to the Equity Fund’s Audit Committee on valuation matters and on the Equity Fund’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Equity Fund’s Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Equity Fund’s CCO to discuss matters relating to the Equity Fund’s compliance program. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees be Independent Trustees. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of the Equity Fund’s Board must be composed of Independent Trustees. Currently, six of the Equity Fund’s seven Trustees are Independent Trustees. Richard W. Lowry, an Independent Trustee, serves as Chairman of the Board. The Chairman’s responsibilities include presiding at all meetings of the Board and serving as a liaison with other Trustees, the Equity Fund’s officers and other management personnel, and counsel to the Equity Fund. The Chairman also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through the Audit Committee, which operates pursuant to a charter approved by the Board. As summarized below, the Audit Committee oversees specific matters related to oversight of the Equity Fund’s Auditors. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chairman position, is appropriate for the Equity Fund in light of, among other factors, the Equity Fund’s asset size and nature of its operations, the fact that the same Board members also oversee the Liberty All-Star Growth Fund, Inc. (“Growth Fund”), the number of Trustees, and the Board’s responsibilities. The Board also believes that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Equity Fund and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Board and the Audit Committee conduct a self-evaluation that considers, among other matters, whether the Board and the Audit Committee are functioning effectively and whether, given the size and composition of the Board and the Audit Committee, the Trustees are able to effectively oversee the Equity Fund.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Equity Fund are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

NAME (AGE) AND ADDRESS	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD
Independent Trustees

John A. Benning (Age 77)	Trustee Since 2002, Term expires 2012	Retired (since December, 1999)	2	Director, Liberty All-Star Growth Fund, (since 2002)

Thomas W. Brock (Age 64)	Trustee Since 2005, Term expires 2014	Chief Executive Officer, Stone Harbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (1998-2006)	2	Trustee and Chairman Stone Harbor Investment Funds (since 2007); Director, Liberty All-Star Growth Fund (since 2005)

George R. Gaspari (Age 71)	Trustee Since 2006, Term Expires 2014	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Growth Fund (since 2006)

Richard W. Lowry (Age 75)	Trustee Since 1986 Term expires 2013 Chairman since 2004	Private Investor (since August 1987)	2	Director, Liberty All-Star Growth Fund, (since 1994)

John J. Neuhauser (Age 68)	Trustee Since 1998, Term Expires 2013	President, St. Michael’s College (since August, 2007); University Professor (December 2005-2007), Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (66 funds); Director, Liberty All-Star Growth Fund (since 1998)

Richard C. Rantzow (Age 73)	Trustee Since 2006, Term expires 2013	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund, (since 2006)

Interested Trustee

Edmund J. Burke (Age 51)**	Trustee Since 2006, Term expires 2012	President, ALPS, a DST Company (since November 2011) CEO and a Director of ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors (since 2006), and ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a	2	President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President,

Director of ALPS Financial Services, Inc. (1991-2005)

Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director,

Liberty All-Star Growth Fund (since 2006); formerly, President, Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

*The Fund Complex consists of two funds, Equity Fund and Growth Fund. As of December 18, 2006, the Fund became part of the ALPS Advisors, Inc., fund complex (“ALPS Complex”). The ALPS Complex consists of 41 investment companies.

**Mr. Burke is an “interested person” of the Fund, as defined in the Investment Company Act, because he is an officer of ALPS Holdings and a Director of AAI and AFS.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

John A. Benning: Mr. Benning has extensive experience in the investment management business, as senior vice president, general counsel and secretary of a financial services company that provides investment management services, including mutual fund, private capital management and institutional asset management services, and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment advisor, chairman and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairman of exchange-traded funds, a financial services consultant and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard W. Lowry: Mr. Lowry has significant investment management and financial markets experience as a private investor and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard C. Rantzow: Mr. Rantzow has extensive financial accounting experience, having spent nearly 30 years at a major independent public accounting firm, including as an audit partner and managing partner, and investment management experience as chairman of an open-end investment company, trustee and audit committee chairman of closed-end investment companies, and several years of service as a Director of the Growth Fund, a Trustee of the Equity Fund and Chairman of the Audit Committee for the Growth Fund and Equity Fund.

During 2011, the Board held seven meetings. All Trustees were present at all meetings, except for Mr. Brock who was unavoidably absent from one meeting. The Fund does not have a formal policy on Trustee attendance at annual meetings of shareholders. None of the Trustees attended the Fund’s 2011 annual shareholder meeting.

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund’s Board or an individual Trustee in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee that does not relate to the business of the Fund.

The Audit Committee

The Fund has a separately designated Audit Committee. Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of the Fund. The Fund’s Audit Committee is composed only of members who are Independent Trustees. The Board has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committee is financially literate and that one of its members has prior accounting experience or related financial management expertise.

The Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation. A copy of the Audit Committee Charter is available on the Fund’s website at www.all-starfunds.com. The principal functions of the Audit Committee are to assist Board oversight of: (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Auditors, (4) the performance of AAI’s internal audit function, and (5) the performance of the Auditors. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund. During the Fund’s fiscal year ended December 31, 2011, the Audit Committee held 4 meetings. All members of the Audit Committee were in attendance at each meeting.

Audit Committee Report

The Audit Committee of the Equity Fund has submitted the following report:

At a meeting of the Audit Committee on February 16, 2012, the Audit Committee: (i) reviewed and discussed with management the Fund’s audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche LLP (“D&T”) the matters required to be discussed by Statement on Auditing Standards No. 114 and (iii) has received from D&T the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence and satisfied itself as to D&T’s independence.

Members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee may rely without independent verification on the information provided and the representations made to them by management and D&T.

Based upon its review and discussion, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements for the Fund be included in the Fund’s Annual Report to shareholders.

John A. Benning Thomas W. Brock George R. Gaspari	Richard W. Lowry John J. Neuhauser Richard C. Rantzow

Trustee Compensation

The following table shows, for the fiscal year ended December 31, 2011, the compensation received from the Fund by the Trustees and the aggregate compensation paid to the Trustees for service on the Boards of funds within the Fund Complex. The Fund does not have a bonus, profit sharing or retirement plan.

Independent Trustees	Aggregate Compensation from the Equity Fund	Total Compensation from the Fund Complex
John A. Benning	$28,644	$39,000
Thomas W. Brock	$25,252	$34,500
George R. Gaspari	$28,642	$39,000
Richard W. Lowry	$39,958	$54,000
John J. Neuhauser	$28,644	$39,000
Richard C. Rantzow	$32,413	$44,000

Interested Trustee
Edmund J. Burke	$0	$0

Trustee Share Ownership

The following table shows the dollar range and the number of shares of equity securities beneficially owned by each Trustee as of December 31, 2011 (i) of the Equity Fund, and (ii) of all funds overseen by the Trustee in the Equity Fund’s family of investment companies.

Independent Trustee	Dollar Range of Equity Securities in the Equity Fund	Number of Shares	Aggregate Dollar Range of Equity Securities Owned In Family Of Investment Companies
John A. Benning	Over $100,000	46,540	Over $100,00

Thomas W. Brock	Over $100,000	19,268	Over $100,000

George R. Gaspari	None	None	None

Richard W. Lowry	Over $100,000	207,726	Over $100,000

John J. Neuhauser	$1 - $10,000	156.3	$1 - $10,000

Richard C. Rantzow	$10,001 - $50,000	2,956	$10,001 - $50,000

Interested Trustee
Edmund J. Burke	None	None	None

During the past five calendar years, Mr. Richard Lowry and Mr. John Benning (Trustee/Director of the Funds) have had a material interest in a trust (approximately $4.5 million and $1.6 million, respectively, as of December 31, 2011), which owns units of a limited partnership whose investments are managed by Weatherbie, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. During the past five calendar years, Messrs. Lowry and Benning have had an interest in Cheetah Investment Partnership, LP ($0 as of December 31, 2011 and $387,918, as of December 31, 2011, respectively) which is managed by Arnold Schneider, President and Chief Investment Officer of Schneider Capital Management Corp., a Portfolio Manager of the Equity Fund.

During the most recent fiscal year ended December 31, 2011, no Independent Trustee transacted in shares of ALPS Holdings, Inc., the parent company of AAI.

Nomination Information

The Fund does not have a nominating or compensation committee. The Board does not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees serving on the Board. When necessary or appropriate, the Independent Trustees of the Fund serve as an ad hoc committee for the consideration of Trustee nominations. No ad hoc nominating committee of the Fund has adopted a charter. Independent Trustees are nominated only by an ad hoc nominating committee. The Fund’s Independent Trustees are not “interested persons” of the Fund under the 1940 Act.

The Independent Trustees consider prospective Trustee candidates from any reasonable source, including current Independent Trustees, Fund management, Fund Shareholders and other persons or entities. Shareholders of the Fund who wish to nominate a candidate to be considered by the Fund’s Board or an ad hoc nominating committee of the Board may send information regarding prospective candidates to ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, CO 80203, Attention; Secretary of the Liberty All-Star Equity Fund. Pursuant to the Fund’s Restated By-Laws, shareholders who wish to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Fund and be entitled to vote on the nominee at the time notice is given. A shareholder notice must set forth all the information required in the applicable provisions of the By-Laws, including evidence of the shareholder’s Fund ownership, information as to whether the candidate is an “interested person” under the 1940 Act in relation to the Fund, and such other information as may be helpful to the Independent Trustees in evaluating the candidate. All information packages regarding a candidate that are satisfactorily completed in accordance with the Fund’s By-Laws will be forwarded to an Independent Trustee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Fund is expected to be increased and in light of anticipated vacancies. During periods when the Independent Trustees are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees.

The Independent Trustees have no formal list of qualifications for Trustee nominees. When considering prospective nominees, the Independent Trustee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Independent Trustees may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Fund’s investment advisor, its affiliates and other principal service providers is critical, as is a questioning mind-set. In each case, the Independent Trustees will evaluate whether a candidate is an “interested person” under the 1940 Act. The Independent Trustees also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Independent Trustees would be arranged. If the Independent Trustees, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Principal Officers of Equity Fund

Each person listed below serves as an officer of the Fund. The Board elects the Fund’s officers each year. Each officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Fund as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period. The address of each officer is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Name (Age) and Address*	Position with Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Age 58)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999), Senior Vice President, Bank of America Inv. Advisors, Inc. (2005-2006)

Edmund J. Burke (Age 51)	Vice President	2006

President, ALPS, a DST Company (since November 2011), CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors (since 2006), and ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)

Mark T. Haley, CFA (Age 47)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006). Vice President, Bank of America Inv. Advisors, Inc. (2005-2006)

Jeremy O. May (Age 41)	Treasurer	2006	President and Director of AFS. Mr. May joined AFS in 1995. Because of his position with AFS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently a Director of Reaves Utility Income Fund. Mr. May is currently the Treasurer of Liberty All-Star Growth Fund Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation.

Kimberly R. Storms (Age 39)	Assistant Treasurer	2006	Director of Fund Administration and Senior Vice President of AFS. Ms. Storms joined AFS in 1998. Because of her position with AFS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is Assistant Treasurer for Financial Investors Trust and Assistant

			Secretary of Ameristock Mutual Fund, Inc.; she is Treasurer of ALPS ETF Trust and BPV Family of Funds. Ms. Storms is also Chief Financial Officer for the Arbitrage Funds. Ms. Storms was previously Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund.

Melanie Zimdars (Age 35)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to

February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Inc., Financial Investors Variable Insurance Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust and BPV Family of Funds.

Tané Tyler (Age 46)	Secretary	2011	Senior Vice President, General Counsel and Secretary of ALPS Holdings, Inc.; ALPS Advisors, Inc.; ALPS Distributors, Inc. and ALPS Fund Services, Inc. Ms. Tyler joined ALPS in 2004. She also serves as Secretary of the ALPS ETF Trust since December 2008. She also served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006. She was previously Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Alex Marks (Age 37)	Assistant Secretary	2011	Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks was previously Secretary of the Financial Investors Variable Insurance Trust from December 2008 to June 2010.

MANAGEMENT

AAI, 1290 Broadway, Suite 1100, Denver, CO 80203, is the Fund’s investment advisor. Pursuant to its Fund Management Agreement with the Fund, AAI implements and operates the Fund’s multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the Fund’s investment objectives and policies and any directions of the Trustees. AAI recommends to the Board the investment management firms (currently five for the Equity Fund) for appointment as Portfolio Managers of the Fund. ALPS Fund Services, Inc. (AFS), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Fund’s current Portfolio Managers are as follows:

Cornerstone Capital Management, Inc. 3600 Minnesota Drive Edina, MN 55435 Matrix Asset Advisors, Inc. 747 Third Avenue New York, NY 10017

Pzena Investment Management, LLC

120 West 45th Street

New York, NY 10036

Schneider Capital Management Corporation

460 East Swedesford Road

Wayne, PA 19087

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Portfolio Transactions and Brokerage

The Fund’s Portfolio Managers have discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Fund and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with the Fund’s Portfolio Managers as to the amounts of the Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

For the fiscal year ended December 31, 2011, the Fund did not pay commissions to any affiliated broker.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager, and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. The Fund currently relies on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of the Fund has selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the independent registered public accounting firm (“Auditors”) for the Fund and provides audit services, audit-related services, tax services and/or other services to the Fund. Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

The Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditors to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditors.

The Fund’s Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund’s Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Fund; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of the Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the Auditors. Pre-approval of non-audit services to the Fund, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration of AFS to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Fund’s Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for the Fund the aggregate fees charged by D&T for fiscal years ended December 31, 2010 and 2011 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the Funds’ fiscal years ended December 31, 2010 and 2011, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by the Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Fees (Audit Related Fees + Tax Fees)
Equity Fund	2010	$41,000	$0	$3,560	$0	$3,560
	2011	$41,000	$0	$3,685	$0	$3,685
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)
	2010	$0	$0	$0	$0	$0
	2011	$0	$0	$0	$0	$0

The Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s Auditors. All services provided by D&T to a Fund for 2010 and 2011 that were required to be pre-approved by the Audit Committee were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees of the Fund of the nominees named in Proposal 1. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.

A majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Required Vote. Only shareholders of record of the Fund on February 14, 2012 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since two Trustees of the Equity Fund are to be elected, the two persons who receive the highest number of votes cast at the Meeting will be elected.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. The Proposal must be approved by a percentage of shares represented in person or by proxy at the Meeting and entitled to vote. Therefore, abstentions and broker non-votes will effectively be a vote against the Proposal. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

The Chairman or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

All shareholders of record of the Fund on February 14, 2012 are entitled to one vote for each share held. As of the record date, there were 182,678,079 outstanding shares of beneficial interest of Equity Fund. To the knowledge of the Fund, on the record date for the Meeting, as of February 14, 2012, the following persons were known to own more than 5% of the outstanding securities of the Fund:

Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
First Clearing LLC 10700 Wheat First Drive, MC WS 1024 Glen Allen, VA 23060	34,300,665	18.78%	Record

National Financial Services LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	12,660,203	6.93%	Record

Citigroup Global Markets, Inc. 333 W. 34th Street, 3rd Floor New York, NY 10001	10,276,565	5.63%	Record

The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	10,180,446	5.57%	Record

In addition, the Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund’s outstanding shares as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s Trustees and officers and persons who own more than ten percent of the Fund’s outstanding shares and certain officers and directors of the Fund’s investment advisor (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2011, with the exception of one instance. The initial statement of beneficial ownership of securities on Form 3 of Mr. Alex Marks, Assistant Secretary, was not filed within ten days after the event by which Mr. Marks became a reporting person. The initial statement of beneficial ownership of securities of Mr. Marks have since been filed with the SEC. Mr. Marks has no beneficial ownership of securities in the Fund.

OTHER INFORMATION

The Fund’s 2011 Annual Report accompanies this proxy statement. You may obtain an additional copy of the report and the semi-annual report for Equity Fund dated June 30, 2011, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, and subject to changes by the Board, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual shareholder meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2013 Annual Meeting must be received by the Fund on or before January 17, 2013. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal to be included in the Fund’s proxy materials or to nominate a person or persons as Trustee at the Fund’s 2013 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than December 18, 2012 and no later than January 17, 2013. If the date of the 2013 Annual Meeting is held before January 17, 2013 or after June 14, 2013, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the applicable Fund’s Restated By-laws. The chairperson of the Annual Meeting may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any shareholder proposals and nominations to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, Attention: Secretary, Liberty All-Star Equity Fund.

The persons named as proxies for the 2012 Annual Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

IMPORTANT ANNUAL MEETING INFORMATION	000004
ENDORSEMENT_LINE _ _ _ _ __ _ SACKPACK _ _ _ __ _ __
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2012.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/USA • Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proposals — The Board of Trustees recommends a vote FOR all the nominees listed.

1. To Elect (2) Trustees of the Fund:	For	Withhold		For	Withhold	+
01 - John A. Benning	☐	☐	02 - Edmund J. Burke	☐	☐

Non-Voting Items Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	C 1234567890 J N T 2 0 D V 1 3 4 2 9 1 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

01F9TA

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LIBERTY ALL-STAR EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts on Monday, May 14, 2012 at 9:00 a.m. EST., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)